UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                 March 11, 2003
                                 Date of Report

                        (Date of earliest event reported)

                           Commission File No. 0-17462

                             INSTAPAY SYSTEMS, INC.
                    (fka) FILMAGIC ENTERTAINMENT CORPORATION
                 PREDECESSOR: " ROEDEINGER MEDICAL SYSTEMS, INC"
                     (Name of Small Business in its Charter)


UTAH                                                        87-0404991
(State of other Jurisdiction                         (I.R.S. Employer ID Number)
of incorporation or organization)

 Mail:    2869 India St., San Diego, CA                        92103
(Address of Principal Executive Officers)                   (Zip Code)

        Registrant's telephone number including area code: (858) 847-0139
                            Fax Number (858)-847-0163

ITEM 5: Changes In Officers and Directors

The undersigned outside Directors and Officers of INSTAPAY SYSTEMS, INC., have accepted their current roles and provided this notification to the State of Utah. These officers and directors accept the positions until the next meeting of the shareholders when a shareholders vote shall be requested for the confirmation to allow continuation for a period of 2 additional years. This list includes the current President, Harry Hargens accepting the additional position of CEO/COO and the resignation of Mr. Robert Bragg from the current position of CEO/COO. Mr. Bragg was the interim CEO/COO and due to a chronic health condition, his time and mobility will not allow him to conduct the travel necessary for the Company. Mr. Bragg will retain his board position and remain as a consultant to assist Mr. Hargens with the transition. In addition, Mr. Bragg will assist the Company with development, marketing and other tactical matters. This will allow Mr. Bragg to have the time necessary to maintain his health, while the Company will still benefit from his knowledge and experience. The remaining officers, Harvey Lalach, Vice President and Director, Aubrye A. Harris, Secretary/ Director, Mr. Frank DeSantis, Director/ Corporate Counsel, and Song Liping, Director/ International Consultant and R.B. Harris, Chairman of the Board shall all retain their positions.

         Harry Hargens                               Robert Bragg
         President/CEO/Director                      Director/ Consultant
         2869 India St.                              2869 India St.
         San Diego, CA  92103                        San Diego, CA 92103

         Harvey Lalach                               Frank DeSantis
         Vice President/ Director                    Director/ Corporate Council
         2575 Alberta Ct.                            2869 India St.
         Kelowna, BC  V1W2X8                         San Diego, CA 92103

         R. B. Harris                                Aubrye A. Harris
         Director/ Chairman                          Director / Secretary
         419 Main St. - Suite 424                    419 Main St.-Suite 424
         Huntington Beach, CA 92648                  Huntington Beach, CA  92648

         Song Liping
         Director/ Chinese Advisor
         Rm 504, Bldg#305 Datong Rd
         Gaoquao, Shanghai, PR China
         Postal # 200137

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

March 11, 2003 (8K- March 11, 2003 Cont.)


INSTAPAY SYSTEMS, INC.
(Registrant)

By:  /a/  Harry Hargens                      /a/ Robert Bragg
     ----------------------------            ----------------------------
     Harry Hargens                           Robert Bragg
     President/ CEO/Director                 Director/ Consultant
     (770)471-4944                           (858) 847-0139


     /a/  Harvey Lalach                        /a/  Frank De Santis
     ----------------------------            ----------------------------
     Harvey Lalach                           Frank De Santis
     Vice Pres./ Director                    Director / Legal Counsel
     (858)847-0139                           (619)688-1199


     /a/  Aubrye A. Harris                   /a/ Song Liping
     ----------------------------            ----------------------------
     Aubrye A. Harris                        Song Liping
     Acctg.Sec./Director                     Director / International Advisor
     (909)938-7917                           011-8621-58731310


     /a/  R. B. Harris
     ----------------------------
     R. B. Harris
     Director/ Chairman
     (909)938-7917


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